                                                                                             Exhibit (B) 5C

                                                                                             Annuities Service Center
                                                                                             Financial Professionals:
                                                                                             1-800-513-0805
                                                                                             Fax 1-800-576-1217
                                                                                             www.prudentialannuities.com
[LOGO OF PRUDENTIAL]
                                                                                             Regular Mail Delivery
Prudential                                                                                   Annuities Service Center
PREMIER(R) RETIREMENT                                                                        P.O. Box 7960
Variable Annuity Application Form                                                            Philadelphia, PA 19176

Annuities are issued by Pruco Life Insurance Company of New Jersey                           Overnight Service, Certified or
                                                                                             Registered Mail Delivery
                                                                                             Prudential Annuities Service Center
                                                                                             2101 Welsh Road
                                                                                             Dresher, PA 19025

PRODUCT SELECTION       [__________] B Series       [__________] L Series       [__________] C Series

SECTION 1 OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[_] Individual   [_] Custodian   [_] UTMA/UGMA   [_] Trust*   [_] C Corporation*   [_] S Corporation*
[_] Other*   |_____________________________________|

*    If the Owner is a Trust,  Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

  Name (First, Middle, Last, or Trust/Entity)         [_] Male [_] Female     Birth Date (Mo - Day - Yr)      SSN/TIN
|_________________________________________________________________________| |________-_________-_________| |___________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |_________________| |_________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[_] Check here to designate the Co-Owners as each other's Primary Beneficiary.

  Name (First, Middle, Last)                          [_] Male [_] Female      Birth Date (Mo - Day - Yr)      SSN/TIN
|__________________________________________________________________________| |________-________-_________| |____________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

Telephone Number |________________________________|     Relationship to Owner |_________________________________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |_____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

P-VAA(7/12)NY                                                                                        ORD 202826 NY | page 1 of 7

SECTION 1 OWNERSHIP INFORMATION (CONTINUED)

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

  Name (First, Middle, Last)                          [_] Male [_]Female      Birth Date (Mo - Day - Yr)      SSN/TIN
|__________________________________________________________________________| |________-________-_________| |____________________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

SECTION 2 BENEFICIARY INFORMATION

..    For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

..    For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the
     Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary
Beneficiary, then only Contingent Beneficiaries may be designated below.
________________________________________________________________________________________________________________________________

 Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |_____________-_____________-______________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary    [_] Contingent  Telephone Number |_____________________________|   SSN/TIN |_____________________________|

Relationship    |______________________________________________|             Percentage |__________________|%
________________________________________________________________________________________________________________________________

 Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |_____________-_____________-______________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary    [_] Contingent  Telephone Number |_____________________________|   SSN/TIN |_____________________________|

Relationship    |______________________________________________|             Percentage |__________________|%
________________________________________________________________________________________________________________________________

 Name (First, Middle, Last)                 [_] Male [_] Female                        Birth Date (Mo - Day - Yr)
|__________________________________________________________________________________| |_____________-_____________-______________|

  Street Address                                        City                              State                ZIP
|____________________________________________________| |_______________________________| |__________________| |_________________|

[_] Primary    [_] Contingent  Telephone Number |_____________________________|   SSN/TIN |_____________________________|

Relationship |______________________________________________|                     Percentage |__________________|%

SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1. DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [_] YES [_] NO

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?

[_] YES [_] NO   If yes, complete and submit the required Regulation 60 paperwork.

  Company Name                                   Policy or Annuity Number                   Year Issued
|____________________________________________| |________________________________________| |____________________________________|

Use Section 7 of this Application to specify additional coverage.                                                     (Continued)

P-VAA(7/12)NY                                                                                        ORD 202826 NY | page 2 of 7

SECTION 3 ANNUITY INFORMATION (CONTINUED)

B. TYPE OF CONTRACT TO BE ISSUED

[_] Non-Qualified   [_] SEP-IRA*   [_] Roth 401(k)*(Plan Year)|_______|   [_] 457(b)*(gov't. entity)

[_] 401*(Plan Year) |__________|   [_] IRA   [_] Roth IRA   [_] 403(b)*   [_] 457(b)*(501(c) tax-exempt)

[_] Other |_________________________________________________________|

*   The following information is required if the contract being requested is an employer plan.

  Employer Plan No. (if available)                              Employer Plan Phone No.
|___________________________________________________________| |________________________________________________________________|

  Employer Plan Name                                            Employer Plan Contact Name
|___________________________________________________________| |________________________________________________________________|

  Street Address                                        City                              State                ZIP
|___________________________________________________| |_______________________________| |_________________| |__________________|

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY. Purchase Payment amounts may be restricted by Pruco Life
Insurance Company of New Jersey; Please see your prospectus for details.
________________________________________________________________________________________________________________________________

SOURCE OF FUNDS

[_] Non-Qualified   [_] SEP-IRA   [_] 403(b)   [_] Traditional IRA   [_] 401(a)   [_] Roth IRA   [_] 401(k)

[_] Other |______________________________________________________|

QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE

Indicate type of initial estimated payment(s).                         Indicate type of initial estimated payment(s).

[_] Transfer...........  $ [____________]                              [_] 1035 Exchange..................  $ [____________]
[_] Rollover...........  $ [____________]                              [_] Amount Enclosed................  $ [____________]
[_] Direct Rollover....  $ [____________]                              [_] CD Transfer or Mutual Fund
[_] IRA / Roth IRA                                                         Redemption.....................  $ [____________]
    Contribution.......  $ [____________] for tax year [____________]

If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS (ONLY ONE MAY BE CHOSEN)

IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

[_] Highest Daily Lifetime(R) Income 2.0
[_] Spousal Highest Daily Lifetime(R) Income 2.0
[_] Highest Daily Lifetime(R) Income 2.0 with Highest Annual Death Benefit
[_] Spousal Highest Daily Lifetime(R) Income 2.0 with Highest Annual Death Benefit

SECTION 4 NOTICES & DISCLAIMERS

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

P-VAA(7/12)NY                                                                                           ORD 202826 NY | page 3 of 7

SECTION 5  INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

INVESTMENT ALLOCATIONS

IF YOU ARE ELECTING AN OPTIONAL BENEFIT IN SECTION 3D, you must choose from ONE of the following two options:

     1.   PRUDENTIAL PORTFOLIO COMBINATIONS: You may pick ONE of the Prudential Portfolio Combinations in Box 1; OR

     2.   ASSET ALLOCATION PORTFOLIOS: Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100% (BOX 2).

IF YOU ARE NOT ELECTING AN OPTIONAL BENEFIT, you may pick one of the Prudential Portfolio Combinations in Box 1; OR allocate among any of the portfolios listed in BOXES 2, 3, or 4 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING - Available for options 1 OR 2 above or if you are NOT electing an optional living benefit

[_] Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

    Day of the Month (1st - 28th) __________ Rebalancing Frequency: [_] Monthly  [_] Quarterly  [_] Semi-Annually  [_] Annually

BOX 1 | PRUDENTIAL PORTFOLIO COMBINATIONS

[_] COMBINATION 1                            [_] COMBINATION 2                            [_] COMBINATION 3
25% AST Capital Growth Asset Allocation      25% AST FI Pyramis(R) Asset Allocation       30% AST Wellington Management Hedged
25% AST Franklin Templeton Founding Funds    25% AST J.P. Morgan Global Thematic              Equity
Allocation                                   25% AST First Trust Capital Appreciation     20% AST BlackRock Global Strategies
20% AST New Discovery Asset Allocation           Target                                   20% AST Academic Strategies Asset
30% AST First Trust Capital Appreciation     25% AST Advanced Strategies                      Allocation
Target                                                                                    30% AST Advanced Strategies


[_] COMBINATION 4                            [_] COMBINATION 5                            [_] COMBINATION 6
40% AST T. Rowe Price Asset Allocation       30% AST T. Rowe Price Asset Allocation       20% AST CLS Moderate Asset Allocation
35% AST Balanced Asset Allocation            20% AST CLS Moderate Asset Allocation        35% AST Schroders Multi-Asset World
25% AST First Trust Balanced Target          15% AST Schroders Global Tactical                Strategies
                                             10% AST First Trust Balanced Target          30% AST Academic Strategies Asset
                                             25% AST Advanced Strategies                      Allocation
                                                                                          15% AST J.P. Morgan Strategic
                                                                                              Opportunities

[_] COMBINATION 7                            [_] COMBINATION 8                            [_] COMBINATION 9
30% AST T. Rowe Price Asset Allocation       50% AST Preservation Asset Allocation        25% AST Preservation Asset Allocation
70% AST Preservation Asset Allocation        20% AST Horizon Moderate Asset Allocation    75% AST J.P. Morgan Strategic
                                             40% AST J.P. Morgan Strategic                    Opportunities
                                                 Opportunities

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the AUTOMATIC REBALANCING section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 | ASSET ALLOCATION PORTFOLIOS %

TRADITIONAL                                  TACTICAL                               ALTERNATIVE
[_] AST Balanced Asset Allocation         [_] AST CLS Moderate Asset Allocation     [_] AST Academic Strategies Asset
[_] AST Capital Growth Asset Allocation   [_] AST Horizon Moderate Asset                Allocation
[_] AST FI Pyramis(R) Asset Allocation        Allocation                            [_] AST Advanced Strategies
[_] AST Franklin Templeton Founding       [_] AST J.P. Morgan Global Thematic       [_] AST BlackRock Global Strategies
    Funds Allocation                      [_] AST Schroders Global Tactical         [_] AST J.P. Morgan Strategic
[_] AST New Discovery Asset Allocation        QUANTITATIVE                              Opportunities
[_] AST Preservation Asset Allocation     [_] AST First Trust Balanced Target       [_] AST Schroders Multi-Asset World
[_] AST T. Rowe Price Asset Allocation    [_] AST First Trust Capital                   Strategies
                                              Appreciation Target                   [_] AST Wellington Management Hedged
                                                                                        Equity

                                                                                             BOX 2 TOTAL [____] %

BOX 3 | BOND PORTFOLIOS %

[_] AST Lord Abbett Core Fixed Income     [_] AST Prudential Core Bond
[_] AST Neuberger Berman Core Bond        [_] AST Western Asset Core Plus Bond
[_] AST PIMCO Total Return Bond                                                              BOX 3 TOTAL [____] %

                                                                                                                      (Continued)


P-VAA(7/12) NY                                                                                     ORD 202826 NY | page 4 of 7

SECTION 5  INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

BOX 4 | ADDITIONAL PORTFOLIOS %

LARGE-CAP GROWTH                          MID-CAP GROWTH                              SMALL-CAP VALUE
[_] AST Goldman Sachs Concentrated        [_] AST Goldman Sachs Mid-Cap Growth        [_] AST Goldman Sachs Small-Cap Value
    Growth                                [_] AST Neuberger Berman Mid-Cap Growth     [_] AST Small-Cap Value
[_] AST Jennison Large-Cap Growth
[_] AST Marsico Capital Growth            MID-CAP VALUE                               INTERNATIONAL EQUITY
[_] AST MFS Growth                        [_] AST Mid-Cap Value                       [_] AST International Growth
[_] AST T. Rowe Price Large-Cap Growth    [_] AST Neuberger Berman / LSV Mid-Cap      [_] AST International Value
                                              Value                                   [_] AST JP Morgan International Equity
LARGE-CAP BLEND                                                                       [_] AST MFS Global Equity
[_] AST QMA US Equity Alpha               FIXED INCOME                                [_] AST Parametric Emerging Markets
                                          [_] AST High Yield                              Equity
LARGE-CAP VALUE                           [_] AST Money Market
[_] AST BlackRock Value                   [_] AST PIMCO Limited Maturity Bond         SPECIALTY PORTFOLIO
[_] AST Goldman Sachs Large-Cap Value     [_] AST T. Rowe Price Global Bond           [_] AST Cohen & Steers Realty
[_] AST Jennison Large-Cap Value          [_] AST Western Asset Emerging Markets      [_] AST Global Real Estate
                                              Debt                                    [_] AST T. Rowe Price Natural Resources
[_] AST Large-Cap Value                   SMALL-CAP GROWTH
[_] AST MFS Large-Cap Value               [_] AST Federated Aggressive Growth         * Not available with any optional benefit
[_] AST T. Rowe Price Equity Income       [_] AST Small-Cap Growth

                                                                                            BOX 4 TOTAL [_________] %
___________________________________________________________________________________________________________________________________

                                                                                CUMULATIVE (TOTAL 100%) [_________] %

SECTION 6  E-DOCUMENTS

By providing my e-mail address below, and my signature in Section 8 of this application, I consent to receive and accept documents electronically during the duration of my variable annuity contract. These documents include, but are not limited to: account statements, confirmations, privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence. This consent will continue unless and until I revoke my consent by notifying Prudential at which time I will begin receiving paper documents by mail. I understand that e-mail notifications will be sent to me, indicating that documents are available, and will include instructions on how to quickly and easily access the documents by going to
Prudential's website.

Certain types of correspondence may still be delivered to you by paper mail. Registration on Prudential's website is required for electronic delivery. There are no fees charged by Prudential for the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your documents electronically. You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.

E-mail Address |___________________________________________________________________________________________________________________|


SECTION 7  ADDITIONAL INFORMATION

If needed for:

.. Special Instructions   . Beneficiaries                   . Contingent Annuitant (for custodial business only)
.. Annuity Replacement    . Entity Authorized Individuals

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|

P-VAA(7/12) NY                                                                                          ORD 202826 NY | page 5 of 7

SECTION 8  OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[_]  By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc
     (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..    I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

..    I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

..    I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

..    I acknowledge that I have received a current prospectus for this annuity.

Note: For Trusts, Corporations or other Entity-owned Applications: This application must be accompanied by a completed Certificate of Entity Ownership Form.

BY SIGNING BELOW AND HAVING ENTERED AN E-MAIL ADDRESS IN SECTION 6, E-DOCUMENTS, I AM PROVIDING MY INFORMED CONSENT TO RECEIVE
STANDARD REGULATORY DOCUMENTS AND OTHER DOCUMENTS LISTED IN SECTION 6 BY ELECTRONIC DELIVERY.

REQUIRED         State where signed  |_____________________________________|  (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE
                                                                              OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY
                                                                              BE REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN.
I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_]  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Owner Signature                                                                Month     Day      Year

TITLE (IF ANY)   |_______________________________________________________________|
                   If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Co-Owner Signature                                                             Month     Day      Year

SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Annuitant Signature (if different from Owner)                                  Month     Day      Year

P-VAA(7/12) NY                                                                                           ORD 202826 NY | page 6 of 7

SECTION 9  FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

  Name (First, Middle, Last)                                                                                      Percentage
                                                                                                                                   %
|__________________________________________________________________________________________________________| |____________________|
  ID Number                                  Telephone Number                            E-mail

|________________________________________| |_________________________________________| |__________________________________________|

  Name (First, Middle, Last)                                                                                      Percentage
                                                                                                                                   %
|__________________________________________________________________________________________________________| |____________________|
  ID Number                                  Telephone Number                             E-mail

|________________________________________| |_________________________________________| |__________________________________________|

B. BROKER/DEALER

Name |____________________________________________________________________________________________________________________________|

C. REQUIRED QUESTIONS

1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?

[_] Yes  [_] No

2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?

[_] Yes  [_] No If yes, complete and submit the required Regulation 60 paperwork.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I ACKNOWLEDGE
THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.

SIGN HERE        |_______________________________________________________________|   |___________________-______-_________________|
                   Financial Professional Signature                                               Month     Day      Year

SIGN HERE        |_______________________________________________________________|   |___________________-______-_________________|
                   Financial Professional Signature                                               Month     Day      Year

PLEASE SELECT    For Financial Professional Use Only. Please contact your home office with any questions.
                   [_] Option A   [_] Option B   [_] Option C

FOR BROKER/DEALER USE ONLY         |____________________________|   |__________________________________________________________|
                                     Networking No.                   Annuity No. (If established)

P-VAA(7/12) NY                                                                                          ORD 202826 NY | page 7 of 7

DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or annuity for            IRS CODE 501
explanations of any of the terms used, or contact Pruco Life
with any questions.                                                 Section of the Internal Revenue Code that generally exempts certain corporations and trusts from Federal income tax. This
ANNUITY COMMENCEMENT DATE                                           exemption covers charitable organizations.

The Annuity Date will be the first day of the month following       OWNER OF ANNUITY
the 95th birthday of the oldest of any Owner, Co-Owner or
Primary Annuitant. If you would like to elect an earlier Annuity    The term "Owner" may be referred to as "Participant" in your
Date, you may do so once the contract is issued by completing an    annuity. In these forms, for simplicity, the Participant is
Annuity Change Form.                                                referred to as Owner.

BENEFICIARIES                                                       TAX REPORTING AND WITHHOLDING STATEMENT

-    The Owner reserves the right to change the Beneficiary         There may be tax implications as a result of certain cash
     unless the Owner notifies Pruco Life in writing that the       distributions, including systematic withdrawals, and the
     Beneficiary designation is irrevocable.                        request(s) (including tax reporting and withholding) cannot be reversed once processed.
-    If an Attorney-in-Fact signs the enrollment, the
     Attorney-in-Fact may only be designated as a Beneficiary if    Federal and some state laws require that Pruco Life withhold
     the Power-of-Attorney instrument and the relevant state law    income tax from certain cash distributions, unless the recipient
     permit it.                                                     requests that we not withhold. You may not opt out of
                                                                    withholding unless you have provided Pruco Life with a U.S.
DEATH BENEFIT                                                       residence address and a Social Security Number/ Taxpayer
                                                                    Identification Number.
Death benefit proceeds are payable in equal shares to the
surviving Beneficiaries in the appropriate Beneficiary class        If you request a distribution that is subject to withholding and
unless you request otherwise.                                       do not inform us in writing NOT to withhold Federal Income Tax before the date payment must be made, the legal requirements are
The death benefit under Pruco Life becomes payable to the           for us to withhold tax from such payment.
designated Beneficiary upon first death of any Owner. For
Entity-Owned Annuities, the death benefit is paid upon the death    If you elect not to have tax withheld from a distribution or if
of the Annuitant unless a Contingent Annuitant has been named.      the amount of Federal Income Tax withheld is insufficient, you may be responsible for payment of estimated tax. You may incur
You should be aware that currently, federal law does not            penalties under the estimated tax rules if your withholding
recognize same sex civil union partners, domestic partners or       estimated tax payments are not sufficient. For this purpose you
same sex spouses as spouses under federal law. Therefore, we        may wish to consult with your tax advisor.
cannot permit a same-sex civil union partner, domestic partner
or spouse to continue the annuity within the meaning of the         Some states have enacted State tax withholding. Generally,
tax law upon the death of the first partner under the annuity's     however, an election out of Federal withholding is an election
"spousal continuance" provision. Same sex spouses are encouraged    out of State withholding.
to consult a tax advisor prior to purchasing this annuity.

TRANSACTION CONFIRMATIONS                                           SITUS RULES

We may confirm regularly scheduled transactions, including, but     Contracts solicited, signed and issued outside of the client's
not limited to, the Annual Maintenance Fee, electronic fund         resident state require that a fully completed Situs Form be
transfer, Systematic Withdrawal/ Required Minimum Distribution /    submitted with the application. In the event that the financial
72(t) / 72(q) programs, auto rebalancing, and Dollar Cost           professional is licensed in both the client's resident state and
Averaging in quarterly statements instead of confirming those       the state of solicitation, and where the Situs Form criteria is
transactions immediately.                                           not applicable, the annuity may be issued in the client's
                                                                    resident state. The Additional Information Section of the
E-DOCUMENTS                                                         application should be noted to reflect that the contract should be issued in the client's resident state and not the state of
If the e-Documents service is elected, the Owner(s) will not        signing..
receive paper documents, unless paper documents are specifically
requested. You must include the e-mail address of the Owner(s)      Please note that all state specific requirements apply to the
who will be notified by e-mail when documents are available for     state in which the contract is being issued.
viewing on the Prudential Web site. You may update your
subscription information, change your e-mail address, and revoke    We may apply certain limitations, restrictions, and/or standards
consent or obtain a paper copy of any document by contacting        as a condition of our issuance of an Annuity and/or acceptance
ANNUITIES SERVICE CENTER at 1-800-513-0805 or by e-mail at          of Purchase Payments.
SERVICE@PRUDENTIAL.COM. The availability of certain e-Documents
may be subject to change. Pruco Life will notify you regarding      We have the right to reject this application.
changes to the types of documents offered electronically for
viewing.                                                            Prudential Annuities, Prudential, the Prudential logo and the
                                                                    Rock symbol are service marks of Prudential Financial, Inc. and
Consent will be withdrawn upon due proof of your death, if all      its related entities.
of your contracts are fully surrendered or when you notify us that you are revoking your consent to e-Documents service.

INVESTMENT SELECTION

Pyramis is a registered service mark of FMR LLC. Used under license.